EXHIBIT 32.1



                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                    PURSUANT TO 18 U. S. C. SECTION 1350
              (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)


In connection with the Quarterly Report on Form 10Q-SB for the quarter ended June 30, 2003, of Security Capital Corporation (the "Company"), as filed with the Securities Exchange Commission on the date hereof (the ?Quarterly Report?), I, A. Frank West, Chief Executive Officer of the Company, certify, pursuant to 18 U. S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  the Quarterly Report fully complies with the requirements of
     Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           /s/ A. Frank West
DATE:  August 11, 2003                  By _______________________________
                                           A. Frank West
                                           Chief Executive Officer


A signed original of this written statement required by Section 906 will be retained by Security Capital Corporation and will be furnished to the Securities and Exchange Commission or its staff upon request.